SUPPLEMENT DATED JUNE 20, 2014
To the variable annuity prospectuses of:

Allianz VisionSM New York
Allianz Retirement Pro® New York

ISSUED BY

Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The Investment Option listed below is available under the above referenced Contracts effective July 21, 2014:

Investment Option	Investment Management Company
Allianz NFJ Dividend Value VIT Portfolio	Allianz Global Investors Fund Management LLC

The Allianz NFJ Dividend Value VIT Portfolio is available to Allianz Vision New York Contracts with Investment Protector, Retirement Pro New York Contracts with the Base Account, and is not available to Contracts with any other optional living benefits not currently being offered. For the Vision Contract, if you select Investment Protector, the Allianz NFJ Dividend Value VIT Portfolio is an available Investment Option in the Equity Group and/or Group B/X.

The following is added to the Investment Options table in the prospectus:

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
NFJ
Managed by Allianz Global Investors Fund Management LLC	Allianz NFJ Dividend Value VIT Portfolio	Large Value	Long-term growth of capital and income	Invests at least 80% of net assets in common stocks and other equity securities of companies that pay or are expected to pay dividends, and have market capitalizations greater than $3.5 billion.

The following is added to Appendix A – Annual Operating Expenses For Each Investment Option:

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other Expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
NFJ
Allianz NFJ Dividend Value VIT Portfolio	.70	.25	--	.29	--	1.24

Please see the Investment Option prospectus for additional information regarding the new Investment Option.

PRO-002-0414
(VNY-400, VNY-146, RET-006-NY)